EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of FedEx Corporation (“FedEx”) on Form 10-K for the period ended May 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Frederick W. Smith, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of FedEx.
Date: July 15, 2010

/s/ Frederick W. Smith
Frederick W. Smith
Chairman, President and
Chief Executive Officer